UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	January 31, 2016

Item 1. Schedule of Investments:

Putnam Absolute Return 100 Fund

The fund's portfolio
1/31/16 (Unaudited)

CORPORATE BONDS AND NOTES (31.3%)(a)
			Principal amount	Value

Banking (9.6%)

Abbey National Treasury Services PLC/United Kingdom company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)			$462,000	$461,853

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018			1,159,000	1,155,014

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)			423,000	428,465

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)			430,000	429,616

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. FRN 0.857s, 2016 (Japan)			1,000,000	999,926

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub. notes 1.2s, 2017 (Japan)			430,000	429,184

BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1 3/8s, 2017 (France)			490,000	490,441

BNP Paribas SA company guaranty sr. unsec. unsub. notes Ser. BKNT, 5s, 2021 (France)			600,000	667,271

Commonwealth Bank of Australia/New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017			588,000	587,038

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Rabobank Nederland) company guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)			385,000	393,012

Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)			449,000	476,455

Dexia Credit Local SA/New York 144A company guaranty sr. unsec. unsub. notes 1 1/4s, 2016 (France)			2,000,000	1,999,748

Fifth Third Bancorp unsec. sub. FRB 0.99s, 2016			1,230,000	1,224,790

HBOS PLC unsec. sub. FRN Ser. EMTN, 1.152s, 2017 (United Kingdom)			1,000,000	992,263

HSBC Finance Corp. sr. unsec. unsub. FRN 0.844s, 2016			1,000,000	999,227

HSBC USA, Inc. sr. unsec. unsub. notes 2s, 2018			1,000,000	998,162

Intesa Sanpaolo SpA company guaranty sr. unsec. bonds 2 3/8s, 2017 (Italy)			1,500,000	1,505,741

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017			428,000	430,616

JPMorgan Chase & Co. unsec. sub. notes 3 7/8s, 2024			135,000	134,196

KeyBank NA/Cleveland, OH unsec. sub. notes Ser. MTN, 5.45s, 2016			1,115,000	1,120,176

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018			447,000	448,765

Nordea Bank AB 144A sr. unsec. FRN 0.819s, 2016 (Sweden)			1,525,000	1,525,706

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017			430,000	429,961

Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, 0.937s, 2016 (Canada)			1,000,000	1,000,825

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)			435,000	440,152

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual maturity (United Kingdom)			500,000	508,750

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)			1,535,000	1,590,289

Santander Issuances SAU company guaranty unsec. sub. notes 5.179s, 2025 (Spain)			200,000	189,661

Svenska Handelsbanken AB company guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)			250,000	254,607

Svenska Handelsbanken AB sr. unsec. FRN 1.02s, 2016 (Sweden)			1,000,000	1,000,595

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017			423,000	427,065

				23,739,570
Basic materials (0.7%)

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018			338,000	365,154

Corp Nacional del Cobre de Chile (CODELCO) 144A sr. unsec. unsub. notes 3 7/8s, 2021 (Chile)			500,000	489,178

Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)			430,000	421,400

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub. notes 9s, 2019 (Australia)			245,000	284,167

Southern Copper Corp. sr. unsec. unsub. notes 5 7/8s, 2045 (Peru)			200,000	153,500

				1,713,399
Capital goods (0.7%)

Boeing Co. (The) sr. unsec. bonds 8 3/4s, 2021			865,000	1,158,285

Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)			430,000	461,587

				1,619,872
Communication services (2.3%)

AT&T, Inc. sr. unsec. unsub. FRN 0.741s, 2016			1,000,000	999,947

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022			1,000,000	980,800

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017			430,000	430,918

Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017			430,000	452,038

Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019			313,000	353,522

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020			815,000	819,692

Verizon Communications, Inc. sr. unsec. unsub. FRN 2.042s, 2016			1,000,000	1,006,352

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)			744,000	738,637

				5,781,906
Consumer cyclicals (4.0%)

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017			423,000	422,747

Autonation, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2018			365,000	396,299

Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020			100,000	109,170

Dollar General Corp. sr. unsec. sub. notes 1 7/8s, 2018			300,000	298,374

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN 1.87s, 2016			1,000,000	1,001,084

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021			1,475,000	1,628,276

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.157s, 2020			2,000,000	1,988,578

General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 3.1s, 2019			2,000,000	1,983,102

McGraw Hill Financial, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2020			1,010,000	1,034,984

Volkswagen International Finance NV 144A company guaranty sr. unsec. FRN 0.804s, 2016 (Germany)			1,000,000	986,726

				9,849,340
Consumer finance (0.9%)

Air Lease Corp. sr. unsec. notes 2 5/8s, 2018			1,385,000	1,362,877

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s, perpetual maturity			370,000	346,171

American Express Co. sr. unsec. notes 7s, 2018			286,000	317,116

American Express Co. sr. unsec. notes 6.15s, 2017			174,000	185,434

				2,211,598
Consumer staples (2.8%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. bonds 4.9s, 2046			577,000	597,526

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. bonds 3.65s, 2026			578,000	585,795

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. FRN 0.811s, 2017			700,000	697,419

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. notes 1.9s, 2019			1,255,000	1,257,312

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. unsub. notes 1 1/4s, 2018			156,000	154,899

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019			958,000	1,085,894

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016			283,000	291,490

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018			430,000	433,143

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022			1,030,000	1,124,685

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)			202,000	202,390

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017			427,000	428,360

				6,858,913
Energy (2.0%)

BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)			430,000	430,986

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)			430,000	426,285

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017			423,000	419,863

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes 1.05s, 2017			430,000	414,898

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031			25,000	22,416

Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6 1/4s, 2024 (Brazil)			490,000	352,188

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 5 1/2s, 2021 (Mexico)			1,500,000	1,475,538

Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 4 1/2s, 2026 (Mexico)			185,000	159,260

Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017			430,000	436,116

Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)			462,000	482,426

Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)			423,000	422,796

				5,042,772
Financial (2.0%)

GE Capital International Funding Co. 144A company guaranty sr. unsec. notes 0.964s, 2016 (Ireland)			1,186,000	1,186,549

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018			229,000	230,164

KKR Group Finance Co., LLC 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020			1,977,000	2,299,401

Morgan Stanley sr. unsec. unsub. bonds 4 3/4s, 2017			1,204,000	1,247,004

				4,963,118
Health care (2.3%)

AbbVie, Inc. sr. unsec. notes 1 3/4s, 2017			385,000	384,506

Actavis Funding SCS company guaranty sr. unsec. notes 1.85s, 2017 (Luxembourg)			2,000,000	2,007,288

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017			430,000	433,519

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 2017 (United Kingdom)			430,000	460,659

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022			730,000	749,755

Johnson & Johnson sr. unsec. notes 5.15s, 2018			269,000	295,073

Mylan NV company guaranty sr. unsec. sub. notes 1.8s, 2016			1,000,000	999,011

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018			192,000	208,438

Zoetis, Inc. sr. unsec. notes 1.15s, 2016			265,000	264,993

				5,803,242
Insurance (1.1%)

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB 8 1/8s, 2038			235,000	253,213

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016			430,000	438,333

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021			1,180,000	1,302,883

Metropolitan Life Global Funding I 144A sr. notes 3s, 2023			790,000	790,121

				2,784,550
Investment banking/Brokerage (0.2%)

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)			324,000	287,382

Macquarie Bank, Ltd. 144A sr. unsec. notes 4s, 2025 (Australia)			310,000	320,576

				607,958
Real estate (0.5%)

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023(R)			550,000	529,367

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020(R)			130,000	131,262

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018(R)			130,000	130,041

Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018(R)			389,000	388,053

				1,178,723
Technology (0.3%)

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017			430,000	428,352

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017			430,000	431,914

				860,266
Transportation (0.2%)

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018			296,742	303,211

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017			42,519	43,316

Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018			142,283	143,443

				489,970
Utilities and power (1.7%)

Consolidated Edison Co. of New York, Inc. sr. unsec. notes 7 1/8s, 2018			289,000	330,757

Dayton Power & Light Co. (The) sr. bonds 1 7/8s, 2016			1,500,000	1,502,277

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 1/4s, perpetual maturity (France)			260,000	231,400

IPALCO Enterprises, Inc. sr. notes 5s, 2018			277,000	289,465

PPL WEM, Ltd./Western Power Distribution, Ltd. 144A sr. unsec. unsub. notes 3.9s, 2016 (United Kingdom)			980,000	984,544

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A, 9 1/2s, 2019			654,000	787,302

				4,125,745

Total corporate bonds and notes (cost $77,954,015)				$77,630,942

MORTGAGE-BACKED SECURITIES (28.7%)(a)
			Principal amount	Value

Agency collateralized mortgage obligations (3.0%)

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.927s, 2025 (Bermuda)			$454,798	$449,540

Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 22.86s, 2035			27,053	42,848
Ser. 2430, Class UD, 6s, 2017			11,789	12,037
Ser. 3724, Class CM, 5 1/2s, 2037			65,762	73,902
Ser. 2533, Class HB, 5 1/2s, 2017			28,497	29,290
Ser. 3331, Class NV, 5s, 2029			148,194	150,047
Ser. 2513, Class DB, 5s, 2017			17,495	17,887
Ser. 3539, Class PM, 4 1/2s, 2037			57,145	60,391
Ser. 3805, Class AK, 3 1/2s, 2024			62,738	64,124
Ser. 3876, Class CA, 2 3/4s, 2026			64,298	65,358
Ser. 3683, Class JH, 2 1/2s, 2023			10,000	10,039
Ser. 3609, Class LK, 2s, 2024			361,356	364,790
FRB Ser. 8, Class A9, IO, 0.469s, 2028			128,167	1,762
FRB Ser. 59, Class 1AX, IO, 0.273s, 2043(F)			312,790	3,748
Ser. 48, Class A2, IO, 0.212s, 2033(F)			464,235	4,435
Ser. 3835, Class FO, PO, zero %, 2041			1,908,368	1,673,112

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 26.894s, 2031			62,325	70,561
IFB Ser. 05-75, Class GS, 18.971s, 2035			189,607	269,050
IFB Ser. 11-4, Class CS, 12.047s, 2040			270,453	334,244
Ser. 06-124, Class A, 5 5/8s, 2036			23,112	23,558
Ser. 05-68, Class PC, 5 1/2s, 2035			43,968	46,800
Ser. 02-65, Class HC, 5s, 2017			7,909	8,002
Ser. 09-100, Class PA, 4 1/2s, 2039			14,032	14,253
Ser. 11-60, Class PA, 4s, 2039			41,359	43,214
Ser. 03-43, Class YA, 4s, 2033			312,816	319,413
Ser. 11-89, Class VA, 4s, 2023			29,078	29,073
Ser. 04-2, Class QL, 4s, 2019			124,744	128,465
Ser. 10-155, Class A, 3 1/2s, 2025			40,450	41,428
Ser. 10-81, Class AP, 2 1/2s, 2040			125,541	127,222
FRB Ser. 03-W10, Class 1, IO, 0.753s, 2043(F)			59,362	977
Ser. 98-W5, Class X, IO, 0.629s, 2028			236,923	11,550
Ser. 98-W2, Class X, IO, 0.058s, 2028			784,330	38,236

Government National Mortgage Association
Ser. 14-163, Class NI, IO, 5s, 2044			1,067,280	199,709
Ser. 13-20, Class QI, IO, 4 1/2s, 2042			5,832,669	1,099,880
Ser. 09-32, Class AB, 4s, 2039			38,678	40,963
Ser. 13-23, Class IK, IO, 3s, 2037			13,061,907	1,419,986
Ser. 10-151, Class KO, PO, zero %, 2037			210,132	190,466

GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026			44,569	—
FRB Ser. 98-2, IO, 1.043s, 2027			27,566	—
FRB Ser. 99-2, IO, 0.84s, 2027			63,033	552
FRB Ser. 98-3, IO, zero %, 2027(F)			31,192	—

				7,480,912
Commercial mortgage-backed securities (21.2%)

Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046			300,000	298,763
FRB Ser. 07-1, Class XW, IO, 0.504s, 2049			777,509	3,702

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A FRB Ser. 04-4, Class XC, IO, 0.256s, 2042			47,353	50

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.911s, 2040			1,000,000	1,010,150
FRB Ser. 07-T26, Class AJ, 5.566s, 2045			534,000	507,300
Ser. 05-PWR9, Class AJ, 4.985s, 2042			32,377	32,377

Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW11, Class B, 5.638s, 2039			976,000	976,000

Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS, 4.026s, 2047			486,000	517,566

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3, Class AJ, 5.957s, 2046			256,000	259,550

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14, Class XA, IO, 1.014s, 2047			11,142,345	445,025

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049			602,000	604,348
Ser. 06-C8, Class AJ, 5.377s, 2046			665,000	650,370
FRB Ser. 14-CR18, Class C, 4.896s, 2047			1,407,000	1,408,040
FRB Ser. 13-LC13, Class XA, IO, 1.567s, 2046			6,267,227	369,516
FRB Ser. 14-LC15, Class XA, IO, 1.557s, 2047			6,324,927	436,433
FRB Ser. 14-CR17, Class XA, IO, 1.349s, 2047			5,747,855	359,996

COMM Mortgage Trust 144A FRB Ser. 07-C9, Class AJFL, 1.114s, 2049			1,500,000	1,442,430

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.269s, 2041			500,000	506,290

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040			130,055	140,785
FRB Ser. 03-C3, Class AX, IO, 2.188s, 2038			437,923	57

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049			259,993	259,993

DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.643s, 2044			357,000	367,772
FRB Ser. 11-LC3A, Class D, 5 5/8s, 2044			1,073,000	1,129,762

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035			96,237	94,986

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D, 4.68s, 2048			972,000	953,775

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3, Class XC, IO, 0.072s, 2045			1,062,729	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1, Class AJ, 5.64s, 2044			1,128,000	1,105,440

GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3, 5.481s, 2049			237,091	237,313

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO, 1.764s, 2046			3,567,907	293,068

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10, Class D, 4.557s, 2046			1,219,000	1,108,571

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622s, 2039			283,000	280,822
FRB Ser. 13-GC12, Class XA, IO, 1.868s, 2046			8,312,727	641,564
FRB Ser. 14-GC22, Class XA, IO, 1.224s, 2047(F)			6,977,696	424,963
FRB Ser. 14-GC24, Class XA, IO, 1.014s, 2047(F)			8,684,507	446,709

GS Mortgage Securities Trust 144A
FRB Ser. 11-GC3, Class D, 5.825s, 2044			258,000	258,643
FRB Ser. 12-GC6, Class D, 5.818s, 2045			389,000	390,148
FRB Ser. 14-GC18, Class D, 5.113s, 2047			520,000	430,760
FRB Ser. 14-GC26, Class D, 4.662s, 2047			389,000	315,598
FRB Ser. 13-GC12, Class D, 4.615s, 2046			1,190,000	1,071,321

JPMBB Commercial Mortgage Securities Trust Ser. 13-C17, Class AS, 4.458s, 2047			241,000	260,270

JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.567s, 2047			326,000	304,777

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.284s, 2051			465,500	470,621
Ser. 08-C2, Class ASB, 6 1/8s, 2051			177,451	182,242
FRB Ser. 06-LDP6, Class B, 5.754s, 2043			475,000	471,565
FRB Ser. 05-LDP5, Class F, 5.723s, 2044			620,000	619,050
FRB Ser. 05-CB11, Class C, 5.668s, 2037			500,000	517,500
Ser. 06-LDP8, Class AJ, 5.48s, 2045			2,051,000	2,050,672
Ser. 04-LN2, Class A2, 5.115s, 2041			27,392	27,414
FRB Ser. 13-C10, Class C, 4.294s, 2047			300,000	288,030
FRB Ser. 12-C6, Class XA, IO, 2.017s, 2045			4,531,355	337,984
FRB Ser. 13-C10, Class XA, IO, 1.405s, 2047			9,386,709	546,006

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.759s, 2046			1,293,000	1,290,931
FRB Ser. 12-C6, Class E, 5.365s, 2045			1,330,000	1,254,057

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.921s, 2039			447,000	442,530
FRB Ser. 06-C6, Class B, 5.472s, 2039			527,000	525,560
FRB Ser. 06-C6, Class AJ, 5.452s, 2039			350,000	351,304
Ser. 06-C7, Class A2, 5.3s, 2038			124,255	124,246
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040			889,975	5,084

LSTAR Commercial Mortgage Trust 144A
FRB Ser. 15-3, Class B, 3.459s, 2048			1,713,000	1,526,591
FRB Ser. 15-3, Class C, 3.459s, 2048			338,000	288,679

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.032s, 2050			122,622	122,608
Ser. 06-C2, Class AJ, 5.802s, 2043(F)			1,142,000	1,131,541
Ser. 04-KEY2, Class D, 5.046s, 2039			416,000	412,724

Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO, 0.039s, 2043			2,628,328	18

ML-CFC Commercial Mortgage Trust
FRB Ser. 06-2, Class AM, 6.082s, 2046			431,000	434,500
Ser. 06-3, Class AJ, 5.485s, 2046			887,000	887,364
Ser. 06-4, Class AJ, 5.239s, 2049			265,000	258,534

ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC, IO, 0.805s, 2049			43,813,751	47,319

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.561s, 2046			400,000	423,614
FRB Ser. 13-C7, Class XA, IO, 1.799s, 2046			13,388,245	971,987
FRB Ser. 14-C17, Class XA, IO, 1.427s, 2047			8,741,124	582,071

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class D, 4.925s, 2046			424,000	382,174
FRB Ser. 12-C6, Class XA, IO, 2.232s, 2045			10,340,590	771,408
FRB Ser. 13-C7, Class XB, IO, 0.458s, 2046			24,165,000	545,573

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.821s, 2042			1,002,000	1,037,140
Ser. 07-IQ14, Class A2, 5.61s, 2049			130,479	130,625
Ser. 07-HQ11, Class AJ, 5.508s, 2044			279,000	278,685

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.351s, 2049			301,000	300,876

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043			419,098	419,936

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049			300,000	313,968
FRB Ser. 13-C6, Class D, 4.493s, 2046			665,000	611,527
FRB Ser. 12-C2, Class XA, IO, 1.866s, 2063			14,520,749	918,866
FRB Ser. 12-C4, Class XA, IO, 1.809s, 2045			6,634,345	570,341

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.95s, 2043			351,000	350,930
FRB Ser. 06-C29, IO, 0.527s, 2048			33,703,264	69,429

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31, IO, 0.385s, 2047			76,284,430	154,953

Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class C, 4.434s, 2046			500,000	493,410

Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.434s, 2046			1,250,000	1,057,661

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047(F)			212,000	214,482
Ser. 13-C18, Class AS, 4.387s, 2046			491,000	527,825
Ser. 13-UBS1, Class AS, 4.306s, 2046			305,000	326,143
Ser. 13-C12, Class AS, 3.56s, 2048			384,000	393,373
FRB Ser. 13-C17, Class XA, IO, 1.727s, 2046			4,843,042	331,748
FRB Ser. 13-C14, Class XA, IO, 1.024s, 2046			9,255,057	410,554

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.822s, 2044			1,155,000	1,202,794
FRB Ser. 11-C2, Class D, 5.729s, 2044			985,000	1,035,521
Ser. 11-C4, Class D, 5.265s, 2044			1,045,000	1,073,372
Ser. 11-C4, Class E, 5.265s, 2044			285,000	288,734
FRB Ser. 13-C15, Class D, 4.629s, 2046			905,000	799,929
FRB Ser. 12-C10, Class XA, IO, 1.892s, 2045			4,952,177	405,484
FRB Ser. 13-C12, Class XA, IO, 1.578s, 2048			1,828,146	121,710

				52,476,520
Residential mortgage-backed securities (non-agency) (4.5%)

BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.51s, 2036			500,000	398,778
FRB Ser. 15-RR5, Class 2A3, 1.326s, 2046			410,000	307,459

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.225s, 2046			2,742,210	2,180,057
FRB Ser. 05-38, Class A3, 0.777s, 2035			252,393	201,931
FRB Ser. 05-59, Class 1A1, 0.756s, 2035			901,962	721,570
FRB Ser. 06-OC2, Class 2A3, 0.717s, 2036(F)			134,903	120,738
FRB Ser. 06-OA2, Class A5, 0.656s, 2046(F)			1,332,402	1,005,964
FRB Ser. 06-OA10, Class 4A1, 0.617s, 2046			3,056,549	2,277,129
FRB Ser. 06-OC8, Class 2A2A, 0.547s, 2036(F)			270,247	258,086

CSMC Trust 144A
FRB Ser. 11-6R, Class 3A7, 3.005s, 2036			490,000	245,000
FRB Ser. 09-13R, Class 3A2, 2.341s, 2036(F)			372,199	204,710

GSAA Trust FRB Ser. 05-8, Class M1, 0.917s, 2035(F)			350,000	245,000

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.598s, 2047(F)			1,265,000	958,238

Nomura Resecuritization Trust 144A FRB Ser. 15-4R, Class 1A14, 0.634s, 2047			1,000,000	500,000

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR13, Class A1B2, 1.407s, 2034			524,225	489,469
FRB Ser. 05-AR17, Class A1B2, 0.837s, 2045			1,293,778	1,060,898

				11,175,027

Total mortgage-backed securities (cost $72,912,810)				$71,132,459

ASSET-BACKED SECURITIES (6.2%)(a)
			Principal amount	Value

Station Place Securitization Trust
FRB Ser. 15-4, Class A, 1.402s, 2017			$3,166,000	$3,166,000
FRB Ser. 15-2, Class A, 1.235s, 2017			2,342,000	2,342,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016			9,902,000	9,902,000

Total asset-backed securities (cost $15,410,000)				$15,410,000

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (4.6%)(a)
			Principal amount	Value

U.S. Government Agency Mortgage Obligations (4.6%)

Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018			$17,780	$18,288

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017			96,686	99,924
4 1/2s, August 1, 2018			14,251	14,736

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019			41,949	43,666
4 1/2s, November 1, 2044			1,000,000	1,088,281
4s, TBA, February 1, 2046			1,000,000	1,068,203
3s, TBA, March 1, 2046			4,000,000	4,072,969
3s, TBA, February 1, 2046			5,000,000	5,102,735

				11,508,802

Total U.S. government and agency mortgage obligations (cost $11,386,862)				$11,508,802

U.S. TREASURY OBLIGATIONS (—%)(a)
			Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020(SEGSF)			$58,000	$59,783

Total U.S. treasury obligations (cost $57,975)				$59,783

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (1.9%)(a)
			Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s, 2017 (Argentina) (In default)(NON)			$500,000	$561,875

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10 7/8s, 2021 (Argentina)			600,000	630,750

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 1/4s, 2017 (Croatia)			200,000	208,100

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s, 2026 (Indonesia)			300,000	305,250

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s, 2046 (Indonesia)			300,000	310,500

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s, 2042 (Russia)			2,400,000	2,295,000

Venezuela (Bolivarian Republic of) sr. unsec. bonds 5 3/4s, 2016 (Venezuela)			350,000	322,836

Total foreign government and agency bonds and notes (cost $4,649,642)				$4,634,311

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Barclays Bank PLC

1.73875/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.73875		$5,831,400	$53,649

(2.15625)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/2.15625		5,831,400	24,434

Citibank, N.A.

1.775/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.775		5,831,400	28,690

(2.041)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/2.041		5,831,400	5,890

(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087		5,087,700	51

Credit Suisse International

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915		574,800	18,682

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315		574,800	8,812

Goldman Sachs International

1.149/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.149		8,334,500	45,756

1.725/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.725		5,831,400	39,887

1.7785/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.7785		5,831,400	29,507

(2.095)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/2.095		5,831,400	19,477

(2.0435)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/2.0435		5,831,400	5,715

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625		5,087,700	51

Total purchased swap options outstanding (cost $355,971)				$280,601

PURCHASED OPTIONS OUTSTANDING (—%)(a)
	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/$101.27		$2,000,000	$13,524

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/101.02		2,000,000	11,010

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.25		2,000,000	6,614

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.05		2,000,000	5,758

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/99.63		2,000,000	1,392

Total purchased options outstanding (cost $92,188)				$38,298

SHORT-TERM INVESTMENTS (29.8%)(a)
			Principal amount/shares	Value

AbbVie, Inc. commercial paper 0.51%, February 16, 2016			$1,500,000	$1,499,663

Amphenol Corp. commercial paper 0.85%, February 4, 2016			1,500,000	1,499,891

AutoNation, Inc. commercial paper 0.95%, February 1, 2016			1,500,000	1,499,922

Bacardi Corp. commercial paper 0.70%, February 24, 2016			1,500,000	1,499,463

Banco Bilbao Vizcaya/NY FRN certificate of deposit 1.21%, May 16, 2016			1,000,000	998,740

BASF SE commercial paper 0.70%, June 21, 2016			1,500,000	1,496,304

Brookfield US Holdings, Inc. commercial paper 0.88%, February 4, 2016			1,500,000	1,499,874

Cabot Corp. commercial paper 0.69%, February 3, 2016			1,500,000	1,499,910

Church & Dwight Co., Inc. commercial paper 0.72%, February 16, 2016			1,500,000	1,499,640

Cox Enterprises, Inc. commercial paper 0.90%, February 17, 2016			1,000,000	999,745

Duke Energy Corp. 144A commercial paper 0.87%, February 24, 2016			1,500,000	1,499,463

ERP Operating, LP commercial paper 0.92%, February 1, 2016			1,500,000	1,499,947

Experian Finance PLC commercial paper 0.79%, February 24, 2016			1,500,000	1,499,463

Hawaiian Electric Industries, Inc. commercial paper 0.97%, February 2, 2016			1,600,000	1,599,892

Jupiter Securitization Co., LLC 144A FRN commercial paper 0.44%, July 25, 2016			1,500,000	1,499,858

Marriott International, Inc./MD commercial paper 0.86%, March 8, 2016			1,500,000	1,499,178

Mohawk Industries, Inc. commercial paper 0.71%, February 25, 2016			1,500,000	1,499,441

NiSource Finance Corp. commercial paper 0.87%, February 1, 2016			1,500,000	1,499,947

Nissan Motor Acceptance Corp. commercial paper 0.73%, February 29, 2016			1,500,000	1,499,353

Putnam Short Term Investment Fund 0.39%(AFF)		Shares	33,037,888	33,037,888

Syngenta Wilmington Inc. commercial paper 1.00%, May 4, 2016			$1,500,000	1,496,720

Tyco International Finance SA commercial paper 0.85%, February 18, 2016			1,500,000	1,499,594

U.S. Treasury Bills 0.03%, February 4, 2016(SEGSF)			5,000	5,000

U.S. Treasury Bills 0.06%, February 18, 2016(SEGSF)			239,000	238,976

U.S. Treasury Bills 0.07%, April 7, 2016(SEG)(SEGSF)(SEGCCS)			1,523,000	1,522,240

U.S. Treasury Bills 0.15%, February 11, 2016(SEGSF)			313,000	312,982

U.S. Treasury Bills 0.16%, April 21, 2016(SEG)(SEGSF)(SEGCCS)			452,000	451,705

U.S. Treasury Bills 0.20%, March 3, 2016(SEGSF)(SEGCCS)			1,867,000	1,866,623

Viacom, Inc. commercial paper 1.22%, February 26, 2016			1,500,000	1,499,419

Whirlpool Corp. commercial paper 0.80%, March 30, 2016			1,500,000	1,498,648

Wyndham Worldwide Corp. 144A commercial paper 1.07%, February 2, 2016			1,500,000	1,499,895

Xerox Corp. commercial paper 0.87%, March 4, 2016			1,500,000	1,499,266

Total short-term investments (cost $74,016,184)				$74,018,650

TOTAL INVESTMENTS

Total investments (cost $256,835,647)(b)				$254,713,846

FUTURES CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	9	$1,449,281	Mar-16	$(68,011)
U.S. Treasury Bond Ultra 30 yr (Long)	1	166,188	Mar-16	8,428
U.S. Treasury Note 10 yr (Short)	1	129,578	Mar-16	(3,111)
U.S. Treasury Note 5 yr (Short)	24	2,896,125	Mar-16	(52,056)
U.S. Treasury Note 2 yr (Long)	14	3,060,750	Mar-16	17,035
U.S. Treasury Note Ultra 10yr (Long)	1	139,594	Mar-16	1,764

Total				$(95,951)

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/16 (premiums $3,293,486) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Barclays Bank PLC

1.9475/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	$2,915,700	$28,370
(1.9475)/3 month USD-LIBOR-BBA/Apr-26	Apr-16/1.9475	2,915,700	54,844
Citibank, N.A.

2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	5,087,700	20
2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	5,087,700	46
1.908/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.908	2,915,700	10,059
(1.908)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.908	2,915,700	34,347
Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	574,800	36,155
Goldman Sachs International

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	10,175,400	102
1.399/3 month USD-LIBOR-BBA/Apr-18	Apr-16/1.399	8,334,500	583
1.911/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.911	2,915,700	9,797
1.91/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.91	2,915,700	24,142
(1.911)/3 month USD-LIBOR-BBA/Feb-26	Feb-16/1.911	2,915,700	34,930
(1.91)/3 month USD-LIBOR-BBA/Mar-26	Mar-16/1.91	2,915,700	43,736
JPMorgan Chase Bank N.A.

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	1,941,091

Total			$2,218,222

WRITTEN OPTIONS OUTSTANDING at 1/31/16 (premiums $92,188) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/$100.54	$2,000,000	$7,250
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/100.29	2,000,000	6,012
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.81	2,000,000	4,126
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.50	2,000,000	3,490
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.56	2,000,000	3,354
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/99.30	2,000,000	2,976
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/98.75	2,000,000	1,902
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Apr-16/98.55	2,000,000	1,596
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/98.84	2,000,000	600
Federal National Mortgage Association 30 yr 3.0s TBA commitments (Put)	Mar-16/98.05	2,000,000	256

Total			$31,562

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.

2.117/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.117	$653,200	$(16,005)	$7,637
2.035/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/2.035	653,200	(16,597)	4,474
1.1925/3 month USD-LIBOR-BBA/Mar-21 (Purchased)	Mar-16/1.1925	8,333,000	(24,166)	1,257
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	1,265,300	(8,366)	(1,650)
(1.5075)/3 month USD-LIBOR-BBA/Mar-21 (Purchased)	Mar-16/1.5075	8,333,000	(24,166)	(1,882)
1.00/3 month USD-LIBOR-BBA/Apr-27 (Purchased)	Apr-17/1.00	2,530,500	(17,777)	(4,340)
(3.035)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.035	653,200	(17,380)	(13,734)
(3.117)/3 month USD-LIBOR-BBA/Feb-27 (Purchased)	Feb-17/3.117	653,200	(18,290)	(15,171)
2.655/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.655	2,861,000	18,954	17,710
2.56/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/2.56	2,861,000	18,290	16,808
1.35/3 month USD-LIBOR-BBA/Mar-21 (Written)	Mar-16/1.35	4,166,500	24,166	1,451
(1.35)/3 month USD-LIBOR-BBA/Mar-21 (Written)	Mar-16/1.35	4,166,500	24,166	(2,062)
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	2,530,500	7,748	(3,087)
(1.00)/3 month USD-LIBOR-BBA/Apr-19 (Written)	Apr-17/1.00	5,061,000	16,195	(5,567)
(1.56)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.56	2,861,000	16,472	(13,447)
(1.655)/3 month USD-LIBOR-BBA/Feb-19 (Written)	Feb-17/1.655	2,861,000	16,308	(17,538)

Total			$(448)	$(29,141)

TBA SALE COMMITMENTS OUTSTANDING at 1/31/16 (proceeds receivable $5,082,461) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, February 1, 2046	$5,000,000	2/11/16	$5,102,735

Total			$5,102,735

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$1,134,000		$(5,905)	9/30/25	3 month USD-LIBOR-BBA	2.1575%	$40,610
	1,134,000		15,528	9/30/25	2.3975%	3 month USD-LIBOR-BBA	(56,680)
	1,134,000		(9,987)	9/30/25	3 month USD-LIBOR-BBA	2.2775%	49,369
	5,188,000		(30,418)	10/9/25	3 month USD-LIBOR-BBA	2.155%	178,682
	2,594,000		30,316	10/9/25	2.3225%	3 month USD-LIBOR-BBA	(115,249)
	2,594,000		(17,204)	10/28/25	3 month USD-LIBOR-BBA	2.055%	60,200
	1,297,000		16,527	10/28/25	2.235%	3 month USD-LIBOR-BBA	(44,191)
	5,188,000		(37,422)	10/28/25	3 month USD-LIBOR-BBA	2.0775%	128,375
	2,594,000		36,022	10/28/25	2.2625%	3 month USD-LIBOR-BBA	(92,136)
	2,594,000		(16,895)	10/29/25	3 month USD-LIBOR-BBA	2.12%	76,609
	1,297,000		16,844	10/29/25	2.31%	3 month USD-LIBOR-BBA	(53,158)
	3,891,000		(24,565)	10/27/25	3 month USD-LIBOR-BBA	2.07125%	97,699
	1,945,500		24,488	10/27/25	2.25%	3 month USD-LIBOR-BBA	(69,439)
	1,945,500		16,122	9/29/25	2.235%	3 month USD-LIBOR-BBA	(78,010)
	858,000		(12)	9/29/25	2.162%	3 month USD-LIBOR-BBA	(35,616)
	728,000		(10)	9/30/25	2.07%	3 month USD-LIBOR-BBA	(23,855)
	1,068,000		(14)	10/7/25	2.0085%	3 month USD-LIBOR-BBA	(28,361)
	1,171,400		(15)	10/28/25	2.013%	3 month USD-LIBOR-BBA	(30,333)
	389,100		(5)	10/28/25	2.044%	3 month USD-LIBOR-BBA	(11,225)
	2,453,700		19,597	12/2/25	2.119%	3 month USD-LIBOR-BBA	(61,467)
	1,040,300		(14)	12/7/25	2.1765%	3 month USD-LIBOR-BBA	(39,640)
	61,528,000	(E)	(30,679)	3/16/21	1.70%	3 month USD-LIBOR-BBA	(1,167,100)
	7,133,000	(E)	6,526	3/16/26	2.20%	3 month USD-LIBOR-BBA	(240,348)
	2,080,500		15,576	12/7/25	3 month USD-LIBOR-BBA	2.14%	87,659
	2,774,000		21,739	12/9/25	3 month USD-LIBOR-BBA	2.245%	(101,336)
	31,000		—	11/12/25	3 month USD-LIBOR-BBA	2.2195%	1,355
	780,900		(10)	11/24/25	2.09%	3 month USD-LIBOR-BBA	(24,076)
	858,800		(11)	12/1/25	3 month USD-LIBOR-BBA	2.115%	28,090
	1,040,300		(14)	12/7/25	2.169%	3 month USD-LIBOR-BBA	(38,901)
	226,000	(E)	(1,718)	3/16/46	3 month USD-LIBOR-BBA	2.65%	16,638
	30,349,000	(E)	31,218	3/16/18	1.20%	3 month USD-LIBOR-BBA	(163,320)
	8,332,000		(31)	1/20/18	3 month USD-LIBOR-BBA	0.984%	24,584
	7,443,000		(70)	1/19/21	1.4525%	3 month USD-LIBOR-BBA	(62,743)
	520,600		(7)	12/23/25	3 month USD-LIBOR-BBA	2.1275%	16,791
	1,472,200		(19)	12/30/25	3 month USD-LIBOR-BBA	2.195%	56,347
	1,260,300		(5)	1/4/18	3 month USD-LIBOR-BBA	1.18997%	9,191
	1,260,300		(5)	1/4/18	3 month USD-LIBOR-BBA	1.1895%	9,178
	762,000		(26)	1/4/46	2.6555%	3 month USD-LIBOR-BBA	(65,852)
	665,000		(9)	1/4/26	3 month USD-LIBOR-BBA	2.223%	26,958
	520,000		(18)	1/19/46	2.385%	3 month USD-LIBOR-BBA	(12,212)
	2,659,000		(35)	1/19/26	3 month USD-LIBOR-BBA	1.935%	33,658
	1,843,800		(24)	1/26/26	3 month USD-LIBOR-BBA	1.92%	20,116
	1,878,900		(14)	1/25/26	3 month USD-LIBOR-BBA	1.9175%	20,146
	2,011,400		(27)	1/26/26	3 month USD-LIBOR-BBA	1.93%	23,838

	Total		$75,315	$(1,609,155)
(E)	Extended effective date.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/16 (Unaudited)

			Upfront			Payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB- Index	BBB-/P	$2,939	$43,000	5/11/63	300 bp	$(906)
	CMBX NA BBB- Index	BBB-/P	5,604	93,000	5/11/63	300 bp	(2,711)
	CMBX NA BBB- Index	BBB-/P	11,483	186,000	5/11/63	300 bp	(5,149)
	CMBX NA BBB- Index	BBB-/P	10,944	192,000	5/11/63	300 bp	(6,224)
	Credit Suisse International
	CMBX NA BB Index	—	(26,087)	1,478,000	5/11/63	(500 bp)	163,581
	CMBX NA BBB- Index	BBB-/P	13,144	908,000	5/11/63	300 bp	(68,046)
	CMBX NA BBB- Index	BBB-/P	28,224	2,149,000	5/11/63	300 bp	(163,932)
	CMBX NA BBB- Index	BBB-/P	3,461	86,000	1/17/47	300 bp	(7,712)
	CMBX NA BBB- Index	BBB-/P	2,508	87,000	1/17/47	300 bp	(8,795)
	CMBX NA BBB- Index	BBB-/P	3,712	88,000	1/17/47	300 bp	(7,720)
	CMBX NA BBB- Index	BBB-/P	3,595	101,000	1/17/47	300 bp	(9,527)
	CMBX NA BBB- Index	BBB-/P	3,346	128,000	1/17/47	300 bp	(13,283)
	CMBX NA BBB- Index	BBB-/P	7,515	128,000	1/17/47	300 bp	(9,115)
	CMBX NA BBB- Index	BBB-/P	5,865	171,000	1/17/47	300 bp	(16,350)
	CMBX NA BBB- Index	BBB-/P	7,494	260,000	1/17/47	300 bp	(26,284)
	CMBX NA BBB- Index	BBB-/P	26,141	381,000	1/17/47	300 bp	(23,357)
	CMBX NA BBB- Index	BBB-/P	17,801	425,000	1/17/47	300 bp	(37,414)
	CMBX NA BBB- Index	BBB-/P	62,491	566,000	1/17/47	300 bp	(11,042)
	CMBX NA BBB- Index	BBB-/P	251,268	1,891,000	1/17/47	300 bp	5,280
	Goldman Sachs International
	CMBX NA BBB- Index	BBB-/P	(249)	36,000	5/11/63	300 bp	(3,468)
	CMBX NA BB Index	—	(1,711)	200,000	5/11/63	(500 bp)	23,955
	CMBX NA BB Index	—	(1,251)	118,000	5/11/63	(500 bp)	13,891
	CMBX NA BB Index	—	(586)	61,000	5/11/63	(500 bp)	7,242
	CMBX NA BB Index	—	52	43,000	5/11/63	(500 bp)	5,570
	CMBX NA BB Index	—	431	42,000	5/11/63	(500 bp)	5,820
	CMBX NA BB Index	—	927	41,000	5/11/63	(500 bp)	6,189
	CMBX NA BB Index	—	640	38,000	5/11/63	(500 bp)	5,516
	CMBX NA BB Index	—	(54)	27,000	1/17/47	(500 bp)	4,564
	CMBX NA BBB- Index	BBB-/P	(27)	10,000	5/11/63	300 bp	(921)
	CMBX NA BBB- Index	BBB-/P	(291)	29,000	5/11/63	300 bp	(2,884)
	CMBX NA BBB- Index	BBB-/P	(128)	32,000	5/11/63	300 bp	(2,990)
	CMBX NA BBB- Index	BBB-/P	(550)	33,000	5/11/63	300 bp	(3,501)
	CMBX NA BBB- Index	BBB-/P	(289)	36,000	5/11/63	300 bp	(3,508)
	CMBX NA BBB- Index	BBB-/P	(644)	59,000	5/11/63	300 bp	(5,919)
	CMBX NA BBB- Index	BBB-/P	(1,193)	119,000	5/11/63	300 bp	(11,834)
	CMBX NA BBB- Index	BBB-/P	1,405	123,000	5/11/63	300 bp	(9,593)
	CMBX NA BBB- Index	BBB-/P	255	8,000	1/17/47	300 bp	(784)
	CMBX NA BBB- Index	BBB-/P	3,798	88,000	1/17/47	300 bp	(7,635)
	CMBX NA BBB- Index	BBB-/P	3,542	88,000	1/17/47	300 bp	(7,890)
	CMBX NA BBB- Index	BBB-/P	3,542	88,000	1/17/47	300 bp	(7,890)
	CMBX NA BBB- Index	BBB-/P	3,741	90,000	1/17/47	300 bp	(7,951)
	CMBX NA BBB- Index	BBB-/P	3,563	119,000	1/17/47	300 bp	(11,897)
	CMBX NA BBB- Index	BBB-/P	3,878	128,000	1/17/47	300 bp	(12,751)
	CMBX NA BBB- Index	BBB-/P	24,551	177,000	1/17/47	300 bp	1,556
	CMBX NA BBB- Index	BBB-/P	57,434	401,000	1/17/47	300 bp	5,337
	JPMorgan Securities LLC
	CMBX NA BBB- Index	—	(931)	173,000	5/11/63	(300 bp)	14,538
	CMBX NA BBB- Index	—	(4,079)	170,000	5/11/63	(300 bp)	11,122
	CMBX NA BBB- Index	—	(2,190)	85,000	5/11/63	(300 bp)	5,410
	CMBX NA BBB- Index	BBB-/P	4,703	85,000	1/17/47	300 bp	(6,340)
	CMBX NA BBB- Index	BBB-/P	8,966	170,000	1/17/47	300 bp	(13,120)
	CMBX NA BBB- Index	BBB-/P	4,523	173,000	1/17/47	300 bp	(17,953)

	Total		$553,226	$(276,825)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at January 31, 2016. Securities rated by Putnam are indicated by "/P."

Key to holding's abbreviations
BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2015 through January 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $248,259,799.
(b)	The aggregate identified cost on a tax basis is $257,186,045, resulting in gross unrealized appreciation and depreciation of $1,306,678 and $3,778,877, respectively, or net unrealized depreciation of $2,472,199.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Short Term Investment Fund*	$21,277,630	$99,450,318	$87,690,060	$27,031	$33,037,888
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $32,134,505 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.
In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. The fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.
For the fund's average notional amount on credit default contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $2,790,077 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,335,058 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$—	$15,410,000
Corporate bonds and notes	—	77,630,942	—
Foreign government and agency bonds and notes	—	4,634,311	—
Mortgage-backed securities	—	68,825,903	2,306,556
Purchased options outstanding	—	38,298	—
Purchased swap options outstanding	—	280,601	—
U.S. government and agency mortgage obligations	—	11,508,802	—
U.S. treasury obligations	—	59,783	—
Short-term investments	33,037,888	40,980,762	—

Totals by level	$33,037,888	$203,959,402	$17,716,556

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(95,951)	$—	$—
Written options outstanding	—	(31,562)	—
Written swap options outstanding	—	(2,218,222)	—
Forward premium swap option contracts	—	(29,141)	—
TBA sale commitments	—	(5,102,735)	—
Interest rate swap contracts	—	(1,684,470)	—
Credit default contracts	—	(830,051)	—

Totals by level	$(95,951)	$(9,896,181)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of October 31, 2015	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of January 31, 2016

Asset-backed securities	$15,410,000	—	—	—	—	—	—	—	$15,410,000
Mortgage-backed securities	$2,011,040	—	—	(159,282)	555,029	(100,231)	—	—	$2,306,556

Totals	$17,421,040	$—	$—	$(159,282)	$555,029	$(100,231)	$—	$—	$17,716,556

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(159,282) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Credit contracts	$302,237	$1,132,288
Interest rate contracts	1,530,281	5,270,728

Total	$1,832,518	$6,403,016

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)		$8,500,000
Purchased swap option contracts (contract amount)		$94,000,000
Written TBA commitment option contracts (contract amount)		$17,000,000
Written swap option contracts (contract amount)		$107,400,000
Futures contracts (number of contracts)		50
Centrally cleared interest rate swap contracts (notional)		$176,100,000
OTC credit default contracts (notional)		$11,800,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$—	$—	$210,778	$—	$—	$—	$—	$—	$—	$210,778
	OTC Credit default contracts*#	—	—	—	—	189,668	74,299	—	38,270	—	302,237
	Futures contracts§	—	—	—	—	—	—	—	—	—	—
	Forward premium swap option contracts#	—	—	—	—	—	—	49,337	—	—	49,337
	Purchased swap options#	—	78,083	—	34,631	27,494	140,393	—	—	—	280,601
	Purchased options#	—	—	—	—	—	—	38,298	—	—	38,298

	Total Assets	$—	$78,083	$210,778	$34,631	$217,162	$214,692	$87,635	$38,270	$—	$881,251

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	—	444,376	—	—		—	—	—	444,376
	OTC Credit default contracts*#	45,960	—	—	—	833,862	196,861	—	55,605	—	1,132,288
	Futures contracts§	—	—	—	—	—	—	—	—	16,973	16,973
	Forward premium swap option contracts#	—	—	—	—	—	—	78,478	—	—	78,478
	Written swap options#	—	83,214	—	44,472	36,155	113,290	1,941,091	—	—	2,218,222
	Written options#	—	—	—	—	—	—	31,562	—	—	31,562

	Total Liabilities	$45,960	$83,214	$444,376	$44,472	$870,017	$310,151	$2,051,131	$55,605	$16,973	$3,921,899

	Total Financial and Derivative Net Assets	$(45,960)	$(5,131)	$(233,598)	$(9,841)	$(652,855)	$(95,459)	$(1,963,496)	$(17,335)	$(16,973)	$(3,040,648)
	Total collateral received (pledged)##†	$—	$—	$—	$—	$(359,949)	$(95,459)	$(1,854,184)	$—	$—
	Net amount	$(45,960)	$(5,131)	$(233,598)	$(9,841)	$(292,906)	$—	$(109,312)	$(17,335)	$(16,973)

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: March 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: March 25, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: March 25, 2016